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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 1, 2004



                           Federal Signal Corporation
             (Exact name of registrant as specified in its charter)


          Delaware                       0-693                   36-1063330
(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)


                 1415 W. 22nd Street, Oak Brook, Illinois 60523
               (Address of principal executive offices) (Zip Code)


                                 (630) 954-2000
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

On June 30, 2004, the Registrant issued a press release announcing the implementation of the first steps of a broad restructuring initiative. The measures included improving the profitability of the Fire Rescue Group and refuse truck body business, divesting non-strategic business activities, and improving the Registrant's overhead structure. A copy of the press release is attached as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c)       Exhibits

                  99.1     Press Release Dated June 30, 2004



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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           FEDERAL SIGNAL CORPORATION



Dated:  July 1, 2004                       By: /s/ Robert D. Welding

                                           Robert D. Welding
                                           President and Chief Executive Officer




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                                  EXHIBIT INDEX



Exhibit No.                 Description
-----------                 -----------

99.1                        Press Release Dated June 30, 2004